Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
20.	Subsequent Events

a.

In December 2014, the Company signed an agreement to acquire one 2008-built Aframax tanker for a purchase price of $37.0 million and placed $3.7 million in an escrow fund related to this purchase. In December 2014, the Company also signed agreements to acquire four modern LR2 vessels for a total purchase price of $193.3 million. The Company took delivery of three and two of these vessels in February and March 2015, respectively (see note 20c).

b.

In December 2014, the Company granted the underwriters for its follow-on public offering of Class A common stock a 30-day option to purchase up to an additional 3 million shares of Class A common stock (see note 3). The underwriters exercised this option and on January 2, 2015, the Company issued 3 million shares of Class A common stock for net proceeds of $13.7 million.

c.

In January 2015, the Company secured a loan facility in the amount of $126.6 million with a maturity date of January 30, 2016, which was fully drawn in March 2015. This loan facility is secured by the Aframax tanker and the four modern LR2 vessels which delivered in February and March 2015.